SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): April 27, 1998
                                                       --------------
                               META GROUP, INC
_____________________________________________________________________________
           (Exact name of Registrant as specified in its charter)


            DELAWARE                  0-27280                06-0971675
            --------                  -------                ----------
 (State or other jurisdiction of    (Commission file     (I.R.S. Employer
  incorporation or organization)       number)           Identification No.)


208 Harbor Drive, Stamford, CT                              06912
------------------------------                              -----
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number including area code: (203) 973-6700
                                                   --------------

                         No change since last report
            -------------------------------------------------
            (Former name or address, if changed since last report)

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Item 5.   Other Events.
_______________________


The Registrant effected a three-for-two stock split in the form of a 50% stock dividend payable on June 11, 1998 to stockholders of record on May 22, 1998.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      META GROUP, INC.



                                      By:/s/Dale Kutnick
                                         ---------------
                                         Dale Kutnick
                                         President and Chief Executive Officer

Dated: June 12, 1998